Quarterly Holdings Report
for
Fidelity® SAI Merger Arbitrage Fund
April 30, 2026

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
FSM-NPRT1-0626
1.9918584.100
Common Stocks - 76.1%
	Shares	Value ($)
UNITED STATES - 76.1%
Communication Services - 14.4%
Entertainment - 14.4%
Electronic Arts Inc	175,000	35,414,750
Netflix Inc (b)	25,000	2,340,250
Warner Bros Discovery Inc (b)	1,650,000	44,632,500
TOTAL COMMUNICATION SERVICES		82,387,500
Consumer Discretionary - 1.6%
Household Durables - 1.6%
TopBuild Corp (b)	20,000	8,854,000
Consumer Staples - 7.9%
Personal Care Products - 7.9%
Kenvue Inc	2,577,475	45,183,137
Financials - 20.5%
Capital Markets - 3.8%
DigitalBridge Group Inc Class A	1,379,733	21,468,645
TPG Inc rights (b)(c)	295,581	2,956
		21,471,601
Financial Services - 15.6%
Cantaloupe Inc (b)	475,000	5,187,000
Mastercard Inc Class A	167,000	83,987,640
		89,174,640
Insurance - 1.1%
ProAssurance Corp (b)	250,000	6,175,000
TOTAL FINANCIALS		116,821,241
Health Care - 6.3%
Biotechnology - 1.0%
Atrium Therapeutics Inc	15,000	191,550
KalVista Pharmaceuticals Inc (b)	200,000	5,332,000
		5,523,550
Health Care Equipment & Supplies - 3.1%
Avanos Medical Inc (b)	294,698	7,255,465
Masimo Corp (b)	60,000	10,705,800
		17,961,265
Health Care Providers & Services - 0.3%
Talkspace Inc Class A (b)	351,076	1,822,084
Pharmaceuticals - 1.9%
Organon & Co	100,000	1,325,000
Pfizer Inc rights (b)(c)	30,000	162,000
Terns Pharmaceuticals Inc (b)	175,000	9,262,750
		10,749,750
TOTAL HEALTH CARE		36,056,649
Industrials - 18.0%
Commercial Services & Supplies - 0.4%
UniFirst Corp/MA	10,000	2,555,100
Ground Transportation - 3.9%
Norfolk Southern Corp	70,000	22,108,100
Machinery - 11.2%
Chart Industries Inc (b)	304,901	63,388,918
Professional Services - 2.5%
CSG Systems International Inc	180,000	14,473,800
TOTAL INDUSTRIALS		102,525,918
Information Technology - 6.5%
Semiconductors & Semiconductor Equipment - 3.5%
NVIDIA Corp	100,000	19,957,000
Software - 3.0%
Clearwater Analytics Holdings Inc Class A (b)	700,000	16,940,000
TOTAL INFORMATION TECHNOLOGY		36,897,000
Real Estate - 0.9%
Retail REITs - 0.9%
Whitestone REIT	316,270	5,990,154
TOTAL UNITED STATES		434,715,599
TOTAL COMMON STOCKS (Cost $432,865,679)		434,715,599

U.S. Treasury Obligations - 9.8%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 5/12/2026 (e)	3.65	10,000,000	9,989,078
US Treasury Bills 0% 5/26/2026 (e)	3.65	20,000,000	19,950,209
US Treasury Bills 0% 6/23/2026 (e)	3.63	16,000,000	15,914,405
US Treasury Bills 0% 6/9/2026 (e)	3.63	10,000,000	9,961,054
TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,814,405)			55,814,746

Money Market Funds - 14.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $81,606,366)	3.69	81,590,048	81,606,367

Purchased Options - 0.1%
	Clearinghouse / Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Terns Pharmaceuticals Inc	Chicago Board Options Exchange	800	4,234,400	55	5/2026	1,999

						1,999
Put Options
Warner Bros Discovery Inc	Chicago Board Options Exchange	10,000	27,050,000	22	12/2026	995,000

						995,000
TOTAL PURCHASED OPTIONS (Cost $470,816)						996,999

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $570,757,266)	573,133,711
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(1,994,912)
NET ASSETS - 100.0%	571,138,799

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
NVIDIA Corp	Pay	At Maturity	U.S. SOFR Index plus 38 basis points	At Maturity	Goldman Sachs International	5/2026	8,459,860	(701,422)	0	(701,422)
TOTAL RETURN SWAPS								(701,422)	0	(701,422)
Total Return Swaps

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives the total return on a portfolio of long and short positions and pays or receives the U.S. SOFR Index ranging of 3.64% plus or minus a specified spread ranging from (0.15)% to 0.6% , which is denominated in U.S. dollars based on the local currencies of the positions within the swap	BNP Paribas SA	5/2026 - 6/2026	138,997,592	2,086,677	10,034	2,096,712

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount (a)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
UNITED STATES -(19.5)%
Health Care - (17.7)%
Health Care Equipment & Supplies - (17.7)%
Penumbra Inc (1)				62,567	20,426,874	(371,648)
TOTAL HEALTH CARE					20,426,874	(371,648)
Financials - 0.0%
Banks - 0.0%
Stellar Bancorp Inc				1,410	52,960	(28)
TOTAL FINANCIALS					52,960	(28)
Industrials - (1.8)%
Commercial Services & Supplies - (1.8)%
UniFirst Corp/MA				8,805	2,249,766	(37,862)
TOTAL INDUSTRIALS					2,249,766	(37,862)
TOTAL UNITED STATES					22,729,600	(409,538)
TOTAL COMMON STOCKS					22,729,600	(409,538)
TOTAL LONG					22,729,600	(409,538)

SHORT
Common Stocks
UNITED STATES -119.1%
Health Care - 21.6%
Health Care Equipment & Supplies - 21.6%
Boston Scientific Corp (1)				(64,776)	(3,731,745)	453,432
TOTAL HEALTH CARE					(3,731,745)	453,432
Financials - 135.8%
Financial Services - 135.8%
Mastercard Inc Class A				(167,000)	(83,987,640)	2,845,680
Banks - 0.0%
Prosperity Bancshares Inc				(536)	(37,332)	(284)
TOTAL FINANCIALS					(84,024,972)	2,845,396
Industrials - (35.8)%
Commercial Services & Supplies - 1.2%
Cintas Corp				(14,514)	(2,535,741)	25,400
Ground Transportation - (37.0)%
Union Pacific Corp				(36,204)	(9,756,254)	(776,576)
TOTAL INDUSTRIALS					(12,291,995)	(751,176)
Information Technology - (2.5)%
Semiconductors & Semiconductor Equipment - (2.5)%
NVIDIA Corp				(54,000)	(10,776,780)	(37,800)
Silicon Laboratories Inc (1)				(25,000)	(5,442,500)	(13,637)
					(16,219,280)	(51,437)
TOTAL INFORMATION TECHNOLOGY					(16,219,280)	(51,437)
TOTAL UNITED STATES					(116,267,992)	2,496,215
TOTAL COMMON STOCKS					(116,267,992)	2,496,215
TOTAL SHORT					(116,267,992)	2,496,215

TOTAL SWAP COMPONENTS					(93,538,392)	2,086,677

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives the total return on a portfolio of long and short positions and pays or receives the U.S. SOFR Index ranging from 3.63% to 3.64% plus or minus a specified spread ranging from (1.5)% to 0.4% , which is denominated in U.S. dollars based on the local currencies of the positions within the swap	Goldman Sachs International	8/2030 - 5/2031	60,620,772	(750,980)	(5,495)	(780,886)

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount (a)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
UNITED STATES -7.9%
Financials - 7.9%
Banks - 7.9%
Webster Financial Corp				384,802	27,844,273	(61,568)
TOTAL FINANCIALS					27,844,273	(61,568)
TOTAL UNITED STATES					27,844,273	(61,568)
TOTAL LONG					27,844,273	(61,568)

SHORT
Common Stocks
UNITED STATES -118.6%
Consumer Staples - 25.8%
Household Products - 25.8%
Kimberly-Clark Corp				(142,470)	(14,023,322)	(201,403)
TOTAL CONSUMER STAPLES					(14,023,322)	(201,403)
Industrials - 92.8%
Ground Transportation - 92.8%
Union Pacific Corp				(33,796)	(9,107,346)	(724,924)
TOTAL INDUSTRIALS					(9,107,346)	(724,924)
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Silicon Laboratories Inc (1)				(75)	(16,328)	(70)
TOTAL INFORMATION TECHNOLOGY					(16,328)	(70)
TOTAL UNITED STATES					(23,146,996)	(926,397)
SPAIN -(30.3)%
Financials - (30.3)%
Banks - (30.3)%
Banco Santander SA ADR				(789,951)	(9,629,503)	236,985
TOTAL FINANCIALS					(9,629,503)	236,985
TOTAL SPAIN					(9,629,503)	236,985
TOTAL COMMON STOCKS					(32,776,499)	(689,412)
TOTAL SHORT					(32,776,499)	(689,412)

TOTAL SWAP COMPONENTS					(4,932,226)	(750,980)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives the total return on a portfolio of long and short positions and pays or receives the U.S. SOFR Index of 3.64% plus or minus a specified spread ranging from (0.15)% to .3% , which is denominated in U.S. dollars based on the local currencies of the positions within the swap	Bank of America Merrill Lynch International Ltd	11/2026 - 2/2027	27,525,877	(296,302)	18,945	(277,356)

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount (a)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
UNITED STATES -1.0%
Financials - 1.0%
Banks - 1.0%
Stellar Bancorp Inc				125,179	4,701,723	(2,668)
TOTAL FINANCIALS					4,701,723	(2,668)
TOTAL UNITED STATES					4,701,723	(2,668)
TOTAL LONG					4,701,723	(2,668)

SHORT
Common Stocks
UNITED STATES -105.9%
Consumer Staples - 96.8%
Household Products - 96.8%
Kimberly-Clark Corp				(197,960)	(19,485,203)	(268,531)
TOTAL CONSUMER STAPLES					(19,485,203)	(268,531)
Financials - 9.1%
Banks - 9.1%
Prosperity Bancshares Inc				(47,939)	(3,338,951)	(25,103)
TOTAL FINANCIALS					(3,338,951)	(25,103)
TOTAL UNITED STATES					(22,824,154)	(293,634)
TOTAL COMMON STOCKS					(22,824,154)	(293,634)
TOTAL SHORT					(22,824,154)	(293,634)

TOTAL SWAP COMPONENTS					(18,122,431)	(296,302)

(1) Non-income producing.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $45,734,589.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	20,604,739	307,352,746	246,351,118	615,876	-	-	81,606,367	81,590,048	0.1%
Total	20,604,739	307,352,746	246,351,118	615,876	-	-	81,606,367

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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